Supplement Dated August 2, 2007

NUVEEN INVESTMENT TRUST III

Nuveen High Yield Bond Fund

Nuveen Multi-Strategy Income Fund

Prospectus dated January 29, 2007

Effective immediately, the following changes are made to the Nuveen High Yield Bond Fund and Nuveen Multi-Strategy Income Fund, formerly known as the Nuveen Core Bond Fund:

p. 5, First sentence, fourth paragraph:

The fund normally invests at least 75% of its net assets either in securities rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by at least one independent rating agency or non-rated securities the fund’s investment adviser judges to be investment grade.

p. 5, First sentence, fifth paragraph

The fund also may invest up to 25% of its net assets in high yield debt securities and up to 10% of its net assets in non-U.S. entities that are located in emerging markets.

p.13, last paragraph, under High Yield/Lower-Rated Securities:

The Nuveen High Yield Bond Fund will invest at least 80% of its assets in high yield securities; the Multi-Strategy Income Fund may invest up to 25%, and the Short Duration Bond Fund up to 20% of their net assets in such assets.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-MSI-0807D